Exhibit 99.1

HEARING DATE AND TIME: March 8, 2018 at 2:00 p.m. (Eastern Time)

OBJECTION DEADLINE: March 1, 2018 at 4:00 p.m. (Eastern Time)

DRINKER BIDDLE & REATH LLP

1177 Avenue of the Americas

41st Floor

New York, New York 10036-2714

Telephone: (212)248-3140

Facsimile: (212)248-3141

E-mail: kristin.going@dbr.com;

             marita.erbeck@dbr.com;

             stacy.lutkus@dbr.com

Kristin K. Going

Marita S. Erbeck

Stacy A. Lutkus

Attorneys for the Motors Liquidation Company

GUC Trust Administrator

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------------------	x
In re	: :	Chapter 11 Case No.
MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al. Debtors.	: : : : : :	09-50026 (MG) (Jointly Administered)
--------------------------------------------------------------------------	x

NOTICE OF HEARING ON MOTION OF WILMINGTON TRUST COMPANY, AS

GUC TRUST ADMINISTRATOR, FOR AN ORDER (A) GRANTING AUTHORITY

TO REALLOCATE AND USE DISTRIBUTABLE CASH FOR THE

PURPOSES OF FUNDING ADMINISTRATIVE AND REPORTING

FEES, COSTS AND EXPENSES OF THE GUC TRUST AND

(B) EXTENDING THE DURATION OF THE GUC TRUST

PLEASE TAKE NOTICE that on February 15, 2018, Wilmington Trust Company, solely in its capacity as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”), of the Motors Liquidation Company GUC Trust (the “GUC Trust”), formed by the above-captioned debtors (collectively, the “Debtors”) in connection with the Debtors’ Second Amended Joint Chapter 11 Plan dated March 18, 2011, filed a motion (the “Motion”) for an order, pursuant to sections 105(a) and 1142(b) of title 11 of the United States Code, Rule 9006(b) of the Federal Rules of Bankruptcy Procedure, and sections 4.1 and 6.1 the

Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of July 30, 2015, (A) authorizing the reallocation and use of Distributable Cash (as defined in the Motion) to fund anticipated administrative and reporting fees, costs and expenses of the GUC Trust, and (B) extending the duration of the GUC Trust for an additional 12 months or through and including March 31, 2019, all as more fully described in the Motion, and that a hearing will be held before the Honorable Judge Martin Glenn, United States Bankruptcy Judge, in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004, on March 8, 2018 at 2:00 p.m. (Eastern Time), or as soon thereafter as counsel may be heard.

PLEASE TAKE FURTHER NOTICE that any responses or objections to this Motion must be in writing, shall conform to the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, and shall be filed with the Bankruptcy Court (a) electronically in accordance with General Order M-399 (which can be found at www.nysb.uscourts.gov) by registered users of the Bankruptcy Court’s filing system, and (b) by all other parties in interest, on a CD-ROM or 3.5 inch disk, in text-searchable portable document format (PDF) (with a hard copy delivered directly to Chambers), in accordance with the customary practices of the Bankruptcy Court and General Order M-399, to the extent applicable, and served in accordance with General Order M-399 and on (i) Drinker Biddle & Reath LLP, attorneys for Wilmington Trust Company as GUC Trust Administrator, 1177 Avenue of the Americas, 41st Floor, New York, New York 10166 (Attn: Kristin K. Going, Esq., Marita S. Erbeck, Esq. & Stacy A. Lutkus, Esq.); (ii) FTI Consulting, as the GUC Trust Monitor, 3 Times Square, 11th Floor New York, NY 10036 (Attn: Conor Tully); (iii) Paul, Weiss, Rifkind, Wharton & Garrison LLP, attorneys for the United States Department of the Treasury, 1285 Avenue of the Americas, New York, NY (Attn: Douglas R. Davis, Esq. and Lauren Shumejda, Esq.); (iv) the United States Department of the Treasury, 1500 Pennsylvania

2

Avenue NW, Room 2312, Washington, D.C. 20220 (Attn: Erik Rosenfeld); (v) Vedder Price, P.C., attorneys for Export Development Canada, 1633 Broadway, 47th Floor, New York, New York 10019 (Attn: Michael J. Edelman, Esq. and Michael L. Schein, Esq.); and (vi) the Office of the United States Trustee for the Southern District of New York, U.S. Federal Office Building, 201 Varick Street, Room 1006, New York, New York 10014 (Attn: William K. Harrington, Esq.), so as to be received no later than March 1, 2018 at 4:00 p.m. (Eastern Time) (the “Objection Deadline”).

PLEASE TAKE FURTHER NOTICE that if no objections are timely filed and served with respect to the Motion, Wilmington Trust Company, acting in its capacity as GUC Trust Administrator may, on or after the Objection Deadline, submit to the Bankruptcy Court an order substantially in the form of the proposed order annexed to the Motion, which order may be entered with no further notice or opportunity to be heard offered to any party.

Dated: New York, New York

            February 15, 2018

DRINKER BIDDLE & REATH LLP

By:	/s/ Kristin K. Going

Kristin K. Going

Marita S. Erbeck

Stacy A. Lutkus

1177 Avenue of the Americas

41st Floor

New York, NY 10036-2714

Tel: (212) 248-3140

E-mail: kristin.going@dbr.com;

             marita.erbeck@dbr.com;

             stacy.lutkus@dbr.com

Attorneys for the Motors Liquidation Company GUC Trust Administrator

3

HEARING DATE AND TIME: March 8, 2018 at 2:00 p.m. (Eastern Time)

OBJECTION DEADLINE: March 1, 2018 at 4:00 p.m. (Eastern Time)

DRINKER BIDDLE & REATH LLP

1177 Avenue of the Americas

41st Floor

New York, New York 10036-2714

Telephone: (212)248-3140

Facsimile: (212)248-3141

E-mail: kristin.going@dbr.com;

             marita.erbeck@dbr.com;

             stacy.lutkus@dbr.com

Kristin K. Going

Marita S. Erbeck

Stacy A. Lutkus

Attorneys for the Motors Liquidation Company

GUC Trust Administrator

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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In re	: :	Chapter 11 Case No.
MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al. Debtors.	: : : : : :	09-50026 (MG) (Jointly Administered)
---------------------------------------------------------------------------	x

MOTION OF WILMINGTON TRUST COMPANY, AS GUC TRUST

ADMINISTRATOR, FOR AN ORDER (A) GRANTING AUTHORITY TO

REALLOCATE AND USE DISTRIBUTABLE CASH FOR THE

PURPOSES OF FUNDING ADMINISTRATIVE AND REPORTING

FEES, COSTS AND EXPENSES OF THE GUC TRUST AND

(B) EXTENDING THE DURATION OF THE GUC TRUST

TO:	THE HONORABLE MARTIN GLENN

UNITED STATES BANKRUPTCY JUDGE

Wilmington Trust Company, not in its individual capacity and solely in its capacity as trust administrator and trustee (the “GUC Trust Administrator”) of the Motors Liquidation Company GUC Trust (the “GUC Trust”), as established under the Debtors’ Second Amended Joint Chapter 11 Plan dated as of March 18,2011 [ECF Doc. # 9836] (as confirmed, the “Plan”) of the above-captioned post-effective date debtors (the “Debtors”), submits this motion (the “Motion”) seeking entry of an Order, in the form attached hereto as Exhibit A (the “Order”), pursuant to sections 105(a) and 1142(b) of title 11 of the United States Code (the “Bankruptcy Code”), Rule 9006(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and sections 4.1 and 6.1 of the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of July 30, 2015 (together with prior iterations of such agreement, as applicable, the “GUC Trust Agreement”) (A) authorizing the reallocation and use of Distributable Cash (as defined below) to fund anticipated administrative and reporting fees, costs and expenses of the GUC Trust, and (B) extending the duration of the GUC Trust for an additional 12 months or through and including March 31, 2019. In support of the foregoing, the GUC Trust Administrator respectfully represents as follows:1

[1]	Capitalized terms not defined in the Preliminary Statement shall have the meaning ascribed to them the first time they appear in the remainder of this Motion. Capitalized terms not otherwise defined in the Motion shall have the meanings ascribed to them in the Plan or the GUC Trust Agreement, as applicable. Any description herein of the terms of the Plan or the GUC Trust Agreement is qualified in its entirety by the terms of the Plan or the GUC Trust Agreement, as applicable.

PRELIMINARY STATEMENT

1. On the effective date of the Plan (the “Effective Date”), the GUC Trust was funded with a sum of cash that was intended to satisfy the claims resolution and distribution costs of the GUC Trust (the “Administrative Costs”) as well as compliance costs incurred by the GUC Trust in connection with the regulatory reporting requirements of the U.S. Securities and Exchange Commission (the “Reporting Costs”). The funding amount was based on an estimated three-year life of the GUC Trust. The GUC Trust, however, has continued operations past its anticipated duration.

2. Two major obstacles currently prevent the GUC Trust from winding down: the ongoing Term Loan Avoidance Action dispute and the Recall Litigation.

3. With respect to the Term Loan Avoidance Action, the Plan provides that the GUC Trust must satisfy certain general unsecured claims of the Term Loan Avoidance Action defendants which might arise pursuant to section 502(h) of the Bankruptcy Code. Mediation of the Term Loan Avoidance Action is ongoing, but even if a speedy resolution is reached among the major participants in that action, the process of obtaining the consent of hundreds of defendants and approval of the Court is likely to be time consuming.

4. With respect to the Recall Litigation, this Court issued an order on January 18, 2018 denying Plaintiffs’ motion to enforce the Proposed Plaintiff Settlement. The Court has requested proposed schedules from the parties to complete discovery, briefing and hearing on the Plaintiffs’ Late Claims Motions, and set a scheduling conference for March 8, 2018. The parties have not yet exchanged proposed schedules. Indeed, the Court has been presented with very different suggestions regarding how to proceed, and a decision has yet to be made on the timing of those motions going forward. To the extent Plaintiffs’ Late Claims Motions are successful, the parties, including the GUC Trust, and the Court will need to address the merits of Plaintiffs’ underlying claims.

5. Under any potential path forward, the GUC Trust is expected to remain in existence, and will be active in the Recall Litigation, for at least the entirety of 2018. During the 2018 calendar year, the GUC Trust will be required at a minimum to litigate the Late Claims Motions, at a potential material cost to the GUC Trust. In addition, while the GUC Trust continues in existence, it is required to comply with its SEC reporting obligations. The Plan contemplated that, predominantly for liquidity purposes, interests in the GUC Trust (i.e. Trust Units) would be transferable if such transferability was approved by the SEC. SEC approval was obtained, but it was conditioned upon ongoing public reporting (including 10-K, 10-Q and 8-K reporting). Satisfying these regulatory requirements results in expenses to the GUC Trust. Among other things, the GUC Trust must comply with the Sarbanes-Oxley Act of 2002, which requires the implementation and maintenance of extensive internal controls related to financial reporting.

6. The GUC Trust has prepared budgets (attached to this Motion) to address the likely administrative and reporting costs of the GUC Trust for the calendar year 2018.2 However, Court approval is necessary to reallocate funds — which would otherwise be distributable to Unitholders (“Distributable Cash”) — for purposes of satisfying the costs set forth in those budgets.

7. Pursuant to this Motion, the GUC Trust Administrator is seeking authority to reallocate Distributable Cash in the aggregate amount equal to (i) $9,051,300 to fund the calendar year 2018 budget for Administrative Costs (the “2018 Administrative Costs Budget,” attached hereto as Exhibit B), and (ii) $4,554,500 to fund the calendar year 2018 budget for Reporting Costs (the “2018 Reporting Costs Budget,” attached hereto as Exhibit C, and together with the 2018 Administrative Costs Budget, the “2018 Budgets”).3

[2]	On five prior occasions, the Court has authorized such reallocation. Each time, the GUC Trust has presented an annual budget to the Court for the use of such funds, and in each of those instances the GUC Trust has complied with such budgets in an aggregate sense.
[3]	Pursuant to Section 6.4 of the GUC Trust Agreement, the GUC Trust Administrator is required to seek the approval of the 2018 Administrative Costs Budget from the GUC Trust Monitor and the DIP Lenders (no approval of the 2018 Reporting Costs Budget is required). The GUC Trust Administrator submitted the 2018 Administrative Costs Budget to the GUC Trust Monitor and the DIP Lenders for approval on November 30, 2017, and received such approval on December 15,2017. The 2018 Budgets were also filed publicly with the SEC on November 30, 2017 under the cover of a Current Report on Form 8-K. A copy of that 8-K filing is attached hereto as Exhibit D.

8. In addition, the GUC Trust requests an order extending the duration of the GUC Trust for an additional 12 months or through and including March 31, 2019.

JURISDICTION

9. The Bankruptcy Court for the Southern District of New York (the “Court”) has jurisdiction over this matter under 28 U.S.C. §§ 157(a) and 1334(b), paragraph II of the order of this Court dated as of March 29, 2011 confirming the Plan [ECF No. 9941] (the “Confirmation Order”), Article XI of the Plan, and Sections 4.1 and 6.1 of the GUC Trust Agreement. This is a core proceeding pursuant to 28 U.S.C. § 157(b).

BACKGROUND

I.	The Motors Liquidation Company GUC Trust

A. General Overview

10. The GUC Trust was established pursuant to Article VI of the Plan. The primary purposes of the GUC Trust are to resolve disputed general unsecured claims, distribute trust assets to GUC Trust beneficiaries, and to wind down the estates of the dissolved Debtors.

11. Pursuant to the GUC Trust Agreement, holders of disputed general unsecured claims, including defendants in the Term Loan Avoidance Action and (if their motions seeking leave to file late claims against the GUC Trust are approved) Plaintiffs in the Recall Litigation, become entitled to receive distributions of cash from the GUC Trust if, and to the extent that, such disputed general unsecured claims become Allowed General Unsecured Claims. See GUC Trust Agreement § 5.3.

12. In addition, each holder of an Allowed General Unsecured Claim retains a contingent right to receive, on a pro rata basis, additional Distributable Cash, to the extent such cash has not been set aside in a reserve for holders of remaining disputed claims (including defendants in the Term Loan Avoidance Action) or for use by the GUC Trust in satisfying Administrative Costs or Reporting Costs. Plan § 4.3.4 The GUC Trust issues units (“Trust Units,” and the holders of Trust Units, the “Unitholders”) in respect of these contingent rights at a rate of one Trust Unit per $1,000 in amount of Allowed General Unsecured Claim. GUC Trust Agreement § 1.1(jjjj).

13. As contemplated by the Plan, the GUC Trust Administrator obtained a no-action letter (the “No-Action Relief”) from the U.S. Securities and Exchange Commission (the “SEC”), which authorized the issuance of the Trust Units in transferable form. Transferability, while beneficial to holders of Allowed General Unsecured Claims who would otherwise be unable to liquidate their contingent beneficial interests in the GUC Trust, created additional regulatory and reporting requirements for the GUC Trust.

14. While the No-Action Relief exempts the GUC Trust from the registration requirements associated with publicly traded companies pursuant to section 12(g) of the Securities Exchange Act of 1934, the GUC Trust is required to (i) file quarterly Form 10-Qs, (ii) file yearly Form 10-Ks, (iii) file periodic Form 8-Ks describing any material events, (iv) establish comprehensive internal controls to ensure that the aforementioned financial reporting complies with the Sarbanes-Oxley Act of 2002 (“SOX”), and (v) provide a Wilmington Trust Company employee who must certify to compliance with SOX in his or her individual capacity.

[4]	Prior to entry of the Court’s Order Authorizing the GUC Trust Administrator (A) to Exercise and/or Liquidate New GM Warrants and Liquidate New GM Common Stock, and (B) to Make Corresponding Amendments to the GUC Trust Agreement (the “Conversion Order”) [ECF No. 13271], holders of Allowed General Unsecured Claims held contingent rights to receive common stock and warrants issued by New GM. Such entitlement was converted into an equivalent amount of cash following entry of the Conversion Order.

B. Term Loan Avoidance Action and its Impact on the GUC Trust

15. On July 31, 2009, the Official Committee of Unsecured Creditors of Motors Liquidation Company commenced an adversary proceeding against JPMorgan Chase Bank, N.A., individually and as Administrative Agent, and various lenders party to a term loan agreement, dated as of November 29, 2006, between General Motors Corporation, as borrower, JPMorgan Chase Bank, N.A., as agent, and various institutions as lenders (the “Term Loan”), styled Official Committee of Unsecured Creditors of Motors Liquidation Co. v. JPMorgan Chase Bank, N.A. et al., Adv. Pro. No. 09-00504 (Bankr. S.D.N.Y. July 31, 2009) (the “Term Loan Avoidance Action”).

16. The Term Loan Avoidance Action seeks the return of approximately $1.5 billion that had been transferred by the Debtors to the lender-defendants in satisfaction of the Term Loan, on a theory that such lenders’ security interests in the Debtors’ property (the “Term Loan Collateral”) were not properly perfected, and thus such lenders were unsecured creditors of the Debtors as of the bankruptcy filing. The Motors Liquidation Company Avoidance Action Trust (the “Avoidance Action Trust”) is the successor-plaintiff to the Term Loan Avoidance Action.

17. The GUC Trust Agreement provides that defendants to the Term Loan Avoidance Action that actually disgorge any funds to the Avoidance Action Trust will receive an Allowed General Unsecured Claim against the Debtors’ estates (and thus the GUC Trust) consistent with section 502(h) of the Bankruptcy Code in the amount of the funds actually disgorged. See GUC Trust Agreement § 5.3. The GUC Trust is currently holding approximately $443,800,000 in reserve in respect of the potential unsecured claims of the defendants in the Term Loan Avoidance Action.5 Accordingly, the GUC Trust cannot be dissolved until the Term Loan Avoidance Action is fully resolved. See Id. at § 4.1 (providing that this Court may approve an extension of the life of the GUC Trust “in order to resolve. . . the Term Loan Avoidance Action”).

18. Beginning in April 2017 and ending on June 5, 2017, this Court held a trial with respect to the characterization and valuation of 40 agreed representative assets (the “Representative Assets”) constituting a portion of the Term Loan Collateral. On September 26, 2017 this Court issued a decision with respect to the Representative Assets, which was largely intended to act as a guidepost to the parties for purposes of structuring a global settlement to the Term Loan Avoidance Action. Beginning in December 2017, the parties to the Term Loan Avoidance Action engaged in mediation sessions, and mediation is ongoing.

19. It is currently unknowable whether mediation efforts will be successful. Even to the extent that mediation efforts expeditiously conclude in an agreement between the major parties to the Term Loan Avoidance Action, the process of obtaining consent of the hundreds of members of the Term Loan syndicate, and/or addressing hold-outs, could be a cumbersome process. The GUC Trust must remain in operation during this period.

C. Duration of the GUC Trust

20. Pursuant to Section 4.1 of the GUC Trust Agreement, the GUC Trust became effective on the Effective Date of the Plan, and continues until:

(x) the earlier of (i) the date on which (A) all of the GUC Trust Distributable Assets have been distributed by the GUC Trust Administrator in accordance with this Trust Agreement, the Plan, and the Confirmation Order, and (B) if the Residual Wind-Down Assets are transferred to the GUC Trust upon the dissolution of the Debtors, the GUC Trust Administrator has completed the resolution

[5]

The request for reallocation of approximately $13.6 million represents approximately 3% of the total assets the GUC Trust manages for the benefit of the defendants to the Term Loan Avoidance Action and/or the Unitholders.

of the Residual Wind-Down Claims and distribution of the Residual Wind-Down Assets, and (ii) the third anniversary of the Effective Date, or (y) such shorter or longer period authorized by the Bankruptcy Court upon application of the GUC Trust Administrator with the approval of the GUC Trust Monitor (I) in order to resolve all Disputed General Unsecured Claims, the Term Loan Avoidance Action and other Avoidance Actions, and (II) to complete the resolution of the Residual Wind-Down Claims and distribution of the Residual Wind-Down Assets.

GUC Trust Agreement § 4.1.

21. On February 6, 2014, January 29, 2015, December 7, 2015 and February 21, 2017, this Court entered orders extending the duration of the GUC Trust by a combined total of four years, without prejudice to the right of the GUC Trust Administrator to seek further extensions [ECF Nos. 12592, 13063, 13564 & 13849]. Accordingly, the duration of the GUC Trust is currently scheduled to end on March 31, 2018 (the “Trust Termination Date”) absent a further Court order.

II. GUC Trust Funding

22. An initial budget for the GUC Trust’s Administrative Costs was proposed by the Debtors and approved by this Court in March 2011 as part of the Plan confirmation process (the “Initial Budget”). See Confirmation Order ¶ 37. The Initial Budget was limited by a finite sum of cash which the DIP Lenders were willing to provide for the wind-down of the Debtors’ estates. While the GUC Trust’s general Administrative Costs (including the costs associated with claims resolution and trust asset distributions) were intended to be primarily funded by the cash contributed by Motors Liquidation Company (“MLC”) to the GUC Trust on the Effective Date (the “Wind-Down Budget Cash”), the GUC Trust Agreement affords the GUC Trust Administrator the flexibility to “hold back” from distributions (with the approval of the GUC Trust Monitor) an amount of Distributable Cash necessary to fund any current, and anticipated future, cost overruns associated with the primary functions of the GUC Trust. See GUC Trust Agreement § 6.1(b) and (d). Such “held-back” Distributable Cash may then be reallocated with the approval of the Court, and such reallocated funds are labeled as “Other GUC Trust Administrative Cash” designated for Administrative Costs. Id.

23. Reporting Costs were addressed differently. Reporting Costs are primarily comprised of the fees and expenses directly related to complying with the No-Action Relief, including the production of public reports and compliance with SOX. While transferability of the Trust Units was viewed as beneficial to holders of Allowed General Unsecured Claims, the DIP Lenders did not agree to fund any of the Reporting Costs with Wind-Down Budget Cash.

24. As no funds were designated for Reporting Costs in the Initial Budget, the GUC Trust Agreement provided for such costs to be funded from Distributable Cash. As such, the GUC Trust Agreement provides the GUC Trust Administrator with the ability to “hold back” from distributions (with the approval of the GUC Trust Monitor) an amount of Distributable Cash necessary to fund any current and future anticipated Reporting Costs. See GUC Trust Agreement § 6.1(c). Such “held-back” Distributable Cash may then be reallocated with the approval of the Court, and such reallocated funds are labeled as “Other GUC Trust Administrative Cash” designated for Reporting Costs. Id.

25. On five separate past occasions, when Wind-Down Budget Cash and/or Other GUC Trust Administrative Cash was nearly depleted, the GUC Trust Administrator has requested Court authority to reallocate funds from otherwise distributable assets for satisfaction of Administrative Costs and Reporting Costs. In each instance, the Court authorized the GUC Trust’s reallocation and use in accordance with the budgets presented to the Court [ECF Nos. 11507, 12248, 13063, 13564 & 13849].

III. Recall Litigation

26. Beginning in January 2014, General Motors LLC (“New GM”) conducted a series of recalls relating to ignition switch and other defects in vehicles manufactured by both MLC and New GM (the “Recalls”). Since the Recalls were first announced, New GM has disclosed that several hundred actions, including over 100 putative class actions, (collectively the “Recall Actions”) have been filed against New GM relating to the Recalls and/or the underlying defects. See Motors Liquidation Company GUC Trust Form 10-Q filed on November 13, 2017 at 45.

27. Shortly after the issuance of the Recalls, the GUC Trust became involved in a number of contested matters related to the Recall Actions. In April and August 2014, New GM filed three motions [ECF Nos. 12620, 12807, 12808] (collectively, the “Motions to Enforce the Sale Order”) seeking an order from this Court declaring that (i) New GM has no liability for the claims at issue in the Recall Actions with respect to vehicles manufactured by MLC, and (ii) that such claims are barred by the sale order and injunction (the “Sale Order”) relating to the section 363 sale of the Debtors’ assets to New GM (the contested matters related to the Motions to Enforce the Sale Order are defined herein as the “Recall Litigation”).

28. Thereafter, certain personal injury and economic loss plaintiffs filed motions seeking leave to file late proofs of claim against the GUC Trust (the “Late Claims Motions,” and the plaintiffs filing such motions, collectively, the “Plaintiffs”).6

29. The Late Claims Motions were stayed pending discussions between the GUC Trust and the Plaintiffs regarding a potential settlement of the Late Claims Motions (the “Proposed Plaintiff Settlement”). While discussions with the Plaintiffs materially progressed, no formal agreement implementing the Proposed Plaintiff Settlement was ever executed by any party.

[6]	See ECF Nos. 13806, 13807, 13811, 13818, 14018, 14112 and 14195.

30. On September 11, 2017, the Plaintiffs filed a motion seeking to enforce the terms of the Proposed Plaintiff Settlement [ECF No. 14092] (the “Motion to Enforce”). This Court held a trial from December 18 to December 19, 2017 with regard to the Motion to Enforce. On January 18, 2018 the Court entered an order denying the Motion to Enforce [ECF No. 14212] (the “Order on the Motion to Enforce”). In the same order, the Court directed the parties to propose a schedule for completing discovery, briefing and hearings on the Late Claims Motions, and set a scheduling conference for February 21, 2018 at 10 a.m. The Court has subsequently amended the scheduling conference date to March 8, 2018.

IV. Current Cash Needs and the 2018 Budgets

31. The GUC Trust estimates that, as of the end of the calendar year 2017 (after accruing for unpaid December 2017 costs), it held no Other GUC Trust Administrative Cash designated for Administrative Costs, but did hold Other GUC Trust Administrative Cash designated for Reporting Costs in the amount of $718,300. See Exhibits B and C. Such amounts are insufficient to fund the operations of the GUC Trust for the 2018 calendar year.

32. As detailed in the 2018 Budgets, the GUC Trust Administrator anticipates that approximately $9,051,300 (which includes a $2 million contingency fund, described below) will be necessary to fund Administrative Costs for the 2018 calendar year. In addition, approximately $4,554,500 (which amount includes a $500,000 contingency fund) will be necessary and reallocated to fund Reporting Costs for the 2018 calendar year. See Exhibits B and C. Given the current status of the Recall Litigation and the uncertainty related to the scheduling of the Late Claims Motions and other potential litigation activity relating to the GUC Trust, the GUC Trust Administrator believes that the flexibility to use additional funds for purposes of addressing such litigation matters (the $2 million contingency), and for satisfying the additional reporting obligations triggered by such litigation (the $500,000 contingency), is necessary and appropriate.

33. Cost saving measures may, and hopefully will, lead to a budget excess. However, current estimates of expected litigation activity raise real concerns regarding future costs of litigation and regulatory reporting. Accordingly, the GUC Trust Administrator, in consultation with the GUC Trust Monitor, crafted the 2018 Budgets in a manner that minimizes the amount of Distributable Cash that needs to be reallocated, while simultaneously ensuring adequate funds to satisfy 2018 costs and expenses, based upon currently known facts and circumstances.

RELIEF REQUESTED

34. By this Motion, the GUC Trust Administrator requests entry of an order (i) authorizing the GUC Trust Administrator to reallocate and use Distributable Cash in an amount necessary to satisfy in full projected Administrative Costs and projected Reporting Costs for the calendar year 2018, and (ii) continuing the duration of the GUC Trust for an additional 12 months (and to extend the Trust Termination Date to March 31, 2019) in order to permit the GUC Trust ample time to complete its duties as set forth in the GUC Trust Agreement.

35. In support of the relief requested herein, the GUC Trust Administrator submits that the additional fees and expenses the GUC Trust Administrator seeks to fund hereunder will enable the GUC Trust Administrator to satisfy its obligations under the GUC Trust Agreement and will directly benefit unsecured creditors.7

[7]	As required by Section 6.1 of the GUC Trust Agreement, the GUC Trust Administrator has consulted with the GUC Trust Monitor with respect to the proposed reallocation and use of Distributable Cash. GUC Trust Agreement § 6.1. The GUC Trust Monitor has indicated that it supports the relief requested herein.

BASIS FOR RELIEF

36. The relief requested herein is consistent with the terms of the Plan, the Confirmation Order, the GUC Trust Agreement and applicable bankruptcy law. The GUC Trust Administrator has the power and authority to perform such “functions as are provided in the Plan and the Trust Agreement” including, (i) if acting in consultation with the GUC Trust Monitor, seeking Court authority to reallocate and use Distributable Cash to fund administrative and reporting fees, costs and expenses, and (ii) seeking Court authority to extend the duration of the GUC Trust. Confirmation Order ¶¶ 15, 31, 35; GUC Trust Agreement §§ 4.1, 6.1.

37. The relief requested herein, pursuant to the terms hereof, is also supported by governing bankruptcy law and offers immediate and long-term benefits to GUC Trust beneficiaries. With respect to the GUC Trust Administrator’s request to reallocate and use Distributable Cash, Section 105(a) of the Bankruptcy Code provides, in pertinent part, that “[t]he court may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of this title.” 11 U.S.C. § 105(a). Section 1142(b) further provides the Court with authority to direct any necessary party “to perform any [act] . . . that is necessary for the consummation of the plan.” 11 U.S.C. §1142(b). With respect to the GUC Trust Administrator’s request to extend the duration of the GUC Trust, Bankruptcy Rule 9006(b) provides that “when an act is required or allowed to be done at or within a specified period . . .by order of [the] court, the court for cause shown may at any time in its discretion . . . order the period enlarged . . .” Fed. R. Bankr. P. 9006(b).

I.	The GUC Trust Should Be Permitted to Reallocate and Use Distributable Cash in Amounts Necessary to Fund Excess Estimated Administrative Costs and Reporting Costs

38. The claims resolution process with respect to general unsecured claims that were asserted by the bar date is complete. The Recall Litigation, however, is not. As noted above, the GUC Trust expects to engage in litigation efforts regarding the Late Claims Motions throughout 2018. The costs of such litigation will need to be paid from Distributable Cash.

39. Further, while it remains in existence due to the pending nature of the Term Loan Avoidance Action and the Recall Litigation, the GUC Trust must file public reports with the SEC and to maintain internal controls for SOX compliance. Were the GUC Trust to cease such activities, the No-Action Relief would no longer be applicable, and the Trust Units would no longer be transferable. Such a result would be highly detrimental to the Unitholders who, the GUC Trust Administrator understands, rely on the liquidity created by transferability of said Trust Units. The reporting obligations, and their attendant costs, are therefore a direct benefit to the Unitholders and are justified.

40. The GUC Trust Administrator submits that the 2018 Budgets are necessary and appropriate for effectively administering the GUC Trust and performing all required reporting duties in the calendar year 2018.

II.	The Court Should Authorize the Extension of the GUC Trust’s Duration

41. The extension of the duration of the GUC Trust is necessary to provide sufficient time for the resolution of the Term Loan Avoidance Action and the Recall Litigation. As discussed above, the Term Loan Avoidance Action is currently in mediation and, even assuming a favorable and prompt agreement between the major parties to that action, full and final resolution in 2018 may not be possible likely given the scope of the class of defendants and the dollars at stake. Similarly, the Recall Litigation may not be resolved in 2018.

42. Accordingly, the GUC Trust Administrator believes that an extension of the Trust Termination Date is necessary to facilitate the ultimate resolution of the Term Loan Avoidance Action and the Recall Litigation. Courts in this jurisdiction have granted similar relief. See e.g., In re Boylan Intern., Ltd., 452 B.R. 43 (Bankr. S.D.N.Y. 2001) (holding that the duration of the trust may be extended for an additional two years to permit the trustee an opportunity to continue its prosecution of a malpractice claim, the estate’s “primary asset”). Accordingly, the GUC Trust Administrator respectfully requests that the relief sought herein be granted.

NOTICE

43. The GUC Trust Administrator has served notice of this Motion on (a) the Office of the United States Trustee for the Southern District of New York, U.S. Federal Office Building, 201 Varick Street, Room 1006, New York, New York 10014, (b) the parties in interest in accordance with the Sixth Amended Order Pursuant to 11 U.S.C. § 105(a) and Fed. R. Bankr. P. 1015(c) and 9007 Establishing Notice and Case Management Procedures, dated May 5, 2011 [ECF No. 10183], and (c) any other required notice parties under Section 6.1(b)(iv) of the GUC Trust Agreement. The GUC Trust Administrator respectfully submits that no other or further notice need be provided.

CONCLUSION

WHEREFORE, the GUC Trust Administrator respectfully requests that the Court enter an order substantially in the form attached hereto as Exhibit A, (i) authorizing the reallocation and use of Distributable Cash to fund certain fees, costs and expenses of the GUC Trust, (ii) extending the duration of the GUC Trust for an additional 12 months, through and including March 31, 2019, and (iii) granting such other and further relief as may be deemed just and proper.

Dated: New York, New York

            February 15, 2018

DRINKER BIDDLE & REATH LLP

By:	/s/ Kristin K. Going

Kristin K. Going

Marita S. Erbeck

Stacy A. Lutkus

1177 Avenue of the Americas

41st Floor

New York, NY 10036-2714

Tel: (212) 248-3140

E-mail: kristin.going@dbr.com;

             marita.erbeck@dbr.com;

             stacy.lutkus@dbr.com

Attorneys for the Motors Liquidation Company GUC Trust Administrator

EXHIBIT A

[Proposed Order]

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------------------	x
In re	: :	Chapter 11 Case No.
MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al. Debtors.	: : : : : :	09-50026 (MG) (Jointly Administered)
--------------------------------------------------------------------------	x

ORDER (A) AUTHORIZING THE GUC TRUST ADMINISTRATOR

TO REALLOCATE AND USE DISTRIBUTABLE CASH

FOR THE PURPOSES OF FUNDING ADMINISTRATIVE

AND REPORTING FEES, COSTS AND EXPENSES OF THE GUC

TRUST AND (B) EXTENDING THE DURATION OF THE GUC TRUST

Upon the motion, dated February 14, 2018 (the “Motion”)1 of Wilmington Trust Company in its capacity as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”) of the Motors Liquidation Company GUC Trust (the “GUC Trust”), as established under the Debtors’ Second Amended Joint Chapter 11 Plan dated as of March 18, 2011 [ECF No. 9836] (as confirmed, the “Plan”) of the above-captioned post-effective date debtors (the “Debtors”) seeking entry of an Order pursuant to sections 105(a) and 1142(b) of title 11 of the United States Code (the “Bankruptcy Code”), Rule 9006(b) of the Federal Rules of Bankruptcy Procedure, and sections 4.1 and 6.1 the GUC Trust Agreement, (A) authorizing the GUC Trust’s reallocation and use of Distributable Cash to fund anticipated administrative and reporting fees, costs and expenses of the GUC Trust, and (B) extending the duration of the GUC Trust for an additional 12 months or through and including March 31, 2019, all as more fully described in the Motion; and any objections to the Motion having been settled, resolved, withdrawn or overruled; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors’ creditors and estates; and it further appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon, and good and sufficient cause appearing therefor:

[1]	Capitalized terms not defined herein shall have the meanings ascribed to them in the Motion.

1

IT IS HEREBY:

ORDERED, that the relief requested in the Motion is granted to the extent provided herein; and it is further

ORDERED, that, pursuant to Section 6.1(b) of the GUC Trust Agreement, the GUC Trust Administrator is authorized to reallocate and use $9,051,300 of Distributable Cash to satisfy Administrative Costs estimated for the calendar year 2018, all as set forth in the 2018 Administrative Costs Budget; and it is further

ORDERED, that, pursuant to Section 6.1(c) of the GUC Trust Agreement, the GUC Trust Administrator is authorized to reallocate and use $4,554,500 of Distributable Cash to satisfy the Reporting Costs estimated for the calendar year 2018, all as set forth in the 2018 Reporting Costs Budget; and it is further

ORDERED, that nothing herein shall be deemed to prohibit the GUC Trust Administrator from seeking additional Court authority to reallocate and use Distributable Cash to fund fees, costs or expenses of the GUC Trust incurred or anticipated for the calendar year 2018 or any future year; and it is further

ORDERED, that the duration of the GUC Trust, as described in section 4.1 of the GUC Trust Agreement, is extended an additional 12 months and the GUC Trust shall remain in full force and effect through and including March 31, 2019; and it is further

ORDERED, that this Order is without prejudice to the right of the GUC Trust Administrator to seek authority to further extend or shorten the duration of the GUC Trust upon application of the GUC Trust Administrator to this Court in accordance with the GUC Trust Agreement; and it is further

2

ORDERED, that this Court shall retain jurisdiction of all matters and disputes arising in connection with or related to the interpretation or implementation of this Order, any reallocation or use of Distributable Cash in connection herewith, or the GUC Trust Agreement.

Dated:                      , 2018

    New York, New York

UNITED STATES BANKRUPTCY JUDGE

3

EXHIBIT B

[2018 Administrative Costs Budget]

MLC GUC Trust

2018 (Calendar Year) Administrative Costs Budget

November 2017

$ in thousands	QE 3.31	QE 6.30	QE 9.30	QE 12.31	Total Budget CY 2018	2017 Annual Budget	2017 Actual/Est.
Governance Costs
Trust Monitor (FTI Consulting)	204.00	204.00	204.00	204.00	816.00	818.00	812.82
Trust Administrator (Wilmington Trust)	357.70	357.70	357.70	357.70	1,430.80	1,430.80	1,405.77

Subtotal for Governance Costs	561.70	561.70	561.70	561.70	2,246.80	2,248.80	2,218.59
Financial Reporting & Claims Resolution
Alix Partners	96.00	96.00	96.00	96.00	384.00	384.00	218.24
Distribution Advisor-Epiq	5.00	5.00	5.00	5.00	20.00	50.00	13.95
Claims Agent (Garden City Group)	18.38	18.38	18.38	18.38	73.50	132.00	90.89
Trust Corporate Counsel (Gibson Dunn) (Wind Down)	150.00	150.00	150.00	150.00	600.00	600.00	924.52
Trust Recall Matter Counsel (Gibson Dunn) (a)	1,500.00	500.00	500.00	500.00	3,000.00	2,000.00	2,510.30

Subtotal for Financial Reporting & Claims Resolution	1,769.38	769.38	769.38	769.38	4,077.50	3,166.00	3,757.91
Investment, Accounting & Tax Advisors
Investment Management Services (Wilmington Trust)	65.00	65.00	65.00	65.00	260.00	340.00	278.82
External Auditor (Plante Moran)	22.00	110.00	5.00	5.00	142.00	142.00	125.87
Tax Advisor (Rick Zablocki)	10.00	15.00	10.00	10.00	45.00	65.00	42.30

Subtotal for Investment, Accounting & Tax Advisors	97.00	190.00	80.00	80.00	447.00	547.00	447.00
Other Expenses
Insurance Expense	57.00	57.00	57.00	57.00	228.00	248.80	293.11
US Trustee Fees	13.00	13.00	13.00	13.00	52.00	52.00	49.40
Contingency	500.00	500.00	500.00	500.00	2,000.00	2,000.00	0.00

Subtotal for Other Expenses	570.00	570.00	570.00	570.00	2,280.00	2,300.80	342.51

Total Wind Down Expense	2,998.08	2,091.08	1,981.08	1,981.08	9,051.30	8,262.60	6,766.00

	Projected Cash available to carry over:				0.00
	Estimated request to re-allocate:				9,051.30

(a)	Budget line item for “Trust Recall Matter Counsel (Gibson Dunn)” assumes (i) that the Signatory Plaintiffs’ Motion to Enforce Settlement Agreement [Dkt. No. 14092] (the “Plaintiffs’ Motion”) is not approved by the Bankruptcy Court, and (ii) that the GUC Trust’s Motion to Authorize Forbearance Agreement [Dkt. No. 14095] (the “GUC Trust’s Motion”) is similarly not approved by the Bankruptcy Court. In such scenario, the GUC Trust intends to continue to vigorously defend its interests against the Plaintiffs’ prior motions seeking authority to file late claims against the GUC Trust. In the event that either the Plaintiffs’ Motion or the GUC Trust’s Motion are granted by the Bankruptcy Court and upheld on appeal (if any), or any other unanticipated material legal matter arises, then the dollar values set forth in the line item “Trust Recall Matter Counsel (Gibson Dunn)” will likely be materially different than as set forth in the Budget.

EXHIBIT C

[2018 Reporting Costs Budget]

MLC GUC Trust

2018 (Calendar Year) Reporting Costs Budget

November 2017

$ in thousands	QE 3.31	QE 6.30	QE 9.30	QE 12.31	Total Budget CY 2018	2017 Annual Budget	2017 Actual/Est.
Governance Costs
Trust Monitor (FTI Consulting)	$125.0	$125.0	$125.0	$125.0	$500.0	$500.0	$500.0
Trust Administrator (Wilmington Trust)	$325.0	$325.0	$325.0	$325.0	$1,300.0	1,300.0	1,300.0

Subtotal for Governance Costs	450.0	450.0	450.0	450.0	1,800.0	1,800.0	1,800.0
Trust Professionals
AlixPartners	306.0	306.0	306.0	306.0	1,224.0	1,224.0	1,224.0
Frazier & Deeter	49.0	49.0	60.0	42.0	200.0	200.0	175.3
Gibson Dunn	187.5	187.5	187.5	187.5	750.0	750.0	612.0
CohnReznick	39.7	52.4	17.3	74.4	183.8	178.9	161.5
Plante Moran	25.0	20.0	25.0	25.0	95.0	112.0	103.1
Crowell Moring	105.0	105.0	105.0	105.0	420.0	420.0	424.3

Subtotal for Trust Professionals	712.2	719.9	700.8	739.9	2,872.8	2,884.9	2,700.3
Other Expenses
RR Donnelly	25.0	25.0	25.0	25.0	100.0	100.0	82.1
Contingency	125.0	125.0	125.0	125.0	500.0	500.0	0.0

Subtotal for Other Expenses	150.0	150.0	150.0	150.0	600.0	600.0	82.1

Total Reporting Costs	$1,187.2	$1,194.9	$1,175.8	$1,214.9	$5,272.8	$5,284.9	$4,582.4

	Projected Cash available to carry over:				($718.3)
	Estimated request to re-allocate:				$4,554.5

EXHIBIT D

[8-K Filing]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: Beth A. Andrews, Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (302) 636-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Pursuant to the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of July 30, 2015 and between the parties thereto, as amended (the “GUC Trust Agreement”), and that certain Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012 (the “Liquidation Order”) issued by the Bankruptcy Court for the Southern District of New York, Wilmington Trust Company, in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust (the “GUC Trust Administrator,” and such trust, the “GUC Trust”) is required to provide on an annual basis the projected budgets for certain categories of expenses (“Wind-Down Costs”), other than Reporting and Transfer Costs (as defined in the GUC Trust Agreement), to FTI Consulting, Inc., in its capacity as the trust monitor of the GUC Trust, to the DIP Lenders (as defined in the GUC Trust Agreement), and to certain additional parties specified in the Liquidation Order. Furnished as Exhibit 99.1 to this Form 8-K are copies of the calendar-year 2018 budgets for Wind-Down Costs and for Reporting and Transfer Costs.

The foregoing budgets are subject to revision by the GUC Trust Administrator, according to the procedures specified in the GUC Trust Agreement. Such budgets were developed based upon assumptions and estimates about future events which could change in the future due to various risks and uncertainties, including those specified under the heading “Forward Looking Statements” in Item 2 (“Management’s Discussion and Analysis”) of the Form 10-Q filed on November 13, 2017, and in Item 1A (“Risk Factors”) of the Form 10-K filed on May 25, 2017. As a result, actual Wind-Down Costs and Reporting and Transfer Costs could be materially higher or lower than the amounts presented in Exhibit 99.1, which could materially affect the value of the units of beneficial interest in the GUC Trust. Holders of such securities should carefully consider such risks and uncertainties before making any decisions with respect to such securities.

Item 9.01	Exhibits.

Exhibit No.	Description

99.1	2018 Budgets

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	2018 Budgets

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ Beth A. Andrews
Name:	Beth A. Andrews
Title:	Vice President of Wilmington Trust Company

4

Exhibit 99.1

MLC GUC Trust

2018 (Calendar Year) Administrative Costs Budget

November 2017

$ in thousands	QE 3.31	QE 6.30	QE 9.30	QE 12.31	Total Budget CY 2018
Governance Costs
Trust Monitor (FTI Consulting)	$204.0	$204.0	$204.0	$204.0	$816.0
Trust Administrator (Wilmington Trust)	357.7	357.7	357.7	357.7	1,430.8

Subtotal for Governance Costs	561.7	561.7	561.7	561.7	2,246.8
Financial Reporting & Claims Resolution
Alix Partners	96.0	96.0	96.0	96.0	384.0
Distribution Advisor-Epiq	5.0	5.0	5.0	5.0	20.0
Claims Agent (Garden City Group)	18.4	18.4	18.4	18.4	73.5
Trust Corporate Counsel (Gibson Dunn) (Wind Down)	150.0	150.0	150.0	150.0	600.0
Trust Recall Matter Counsel (Gibson Dunn) (a)	1,500.0	500.0	500.0	500.0	3,000.0

Subtotal for Financial Reporting & Claims Resolution	1,769.4	769.4	769.4	769.4	4,077.5
Investment, Accounting & Tax Advisors
Investment Management Services (Wilmington Trust)	65.0	65.0	65.0	65.0	260.0
External Auditor (Plante Moran)	22.0	110.0	5.0	5.0	142.0
Tax Advisor (Rick Zablocki)	10.0	15.0	10.0	10.0	45.0

Subtotal for Investment, Accounting & Tax Advisors	97.0	190.0	80.0	80.0	447.0
Other Expenses
Insurance Expense	57.0	57.0	57.0	57.0	228.0
US Trustee Fees	13.0	13.0	13.0	13.0	52.0
Contingency	500.0	500.0	500.0	500.0	2,000.0

Subtotal for Other Expenses	570.0	570.0	570.0	570.0	2,280.0

Total Wind Down Expense	$2,998.1	$2,091.1	$1,981.1	$1,981.1	$9,051.3

(a)	Budget line item for “Trust Recall Matter Counsel (Gibson Dunn)” assumes (i) that the Signatory Plaintiffs’ Motion to Enforce Settlement Agreement [Dkt. No. 14092] (the “Plaintiffs’ Motion”) is not approved by the Bankruptcy Court, and (ii) that the GUC Trust’s Motion to Authorize Forbearance Agreement [Dkt. No. 14095] (the “GUC Trust’s Motion”) is similarly not approved by the Bankruptcy Court. In such scenario, the GUC Trust intends to continue to vigorously defend its interests against the Plaintiffs’ prior motions seeking authority to file late claims against the GUC Trust. In the event that either the Plaintiffs’ Motion or the GUC Trust’s Motion are granted by the Bankruptcy Court and upheld on appeal (if any), or any other unanticipated material legal matter arises, then the dollar values set forth in the line item “Trust Recall Matter Counsel (Gibson Dunn)” will likely be materially different than as set forth in the Budget.

MLC GUC Trust

2018 (Calendar Year) Reporting Costs Budget

November 2017

$ in thousands	QE 3.31	QE 6.30	QE 9.30	QE 12.31	Total Budget CY 2018
Governance Costs
Trust Monitor (FTI Consulting)	$125.0	$125.0	$125.0	$125.0	$500.0
Trust Administrator (Wilmington Trust)	325.0	325.0	325.0	325.0	1,300.0

Subtotal for Governance Costs	450.0	450.0	450.0	450.0	1,800.0
Trust Professionals
AlixPartners	306.0	306.0	306.0	306.0	1,224.0
Frazier & Deeter	49.0	49.0	60.0	42.0	200.0
Gibson Dunn	187.5	187.5	187.5	187.5	750.0
CohnReznick	39.7	52.4	17.3	74.4	183.8
Plante Moran	25.0	20.0	25.0	25.0	95.0
Crowell Moring	105.0	105.0	105.0	105.0	420.0

Subtotal for Trust Professionals	712.2	719.9	700.8	739.9	2,872.8
Other Expenses
RR Donnelly	25.0	25.0	25.0	25.0	100.0
Contingency	125.0	125.0	125.0	125.0	500.0

Subtotal for Other Expenses	150.0	150.0	150.0	150.0	600.0

Total Reporting Costs	$1,312.2	$1,319.9	$1,300.8	$1,339.9	$5,272.8